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                                                                     EXHIBIT 4.1



                             GRANT GEOPHYSICAL, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN CHICAGO, ILLINOIS OR NEW YORK, NEW YORK.

COMMON STOCK                                        CUSIP ____________
                                            SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE PER SHARE, OF

Grant Geophysical, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed.

         This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

TREASURER   [SEAL]                                                  PRESIDENT


COUNTERSIGNED AND REGISTERED:

BY  LaSALLE NATIONAL BANK
    (CHICAGO, ILLINOIS)                                  TRANSFER AGENT
                                                         AND REGISTRAR,

                                                         AUTHORIZED SIGNATURE.



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The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM           -        as tenants in common

TEN ENT           -        as tenants by the entireties

JT TEN            -        as joint tenants with right of
                           survivorship and not as tenants
                           in common

UNIF GIFT MIN ACT -   ____________________   Custodian      ___________________
                             (Cust)                               (Minor)

                      under Uniform Gifts to Minors
                      Act _____________________
                                (State)

Additional abbreviations may also be used though not in the above list.

        For value received, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE

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------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated, ____________________


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NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:     _______________________________________
                             THE SIGNATURE(S) SHOULD BE
                             GUARANTEED BY AN ELIGIBLE GUARANTOR
                             INSTITUTION (BANKS, STOCKBROKERS,
                             SAVINGS AND LOAN ASSOCIATIONS AND
                             CREDIT UNIONS WITH MEMBERSHIP IN AN
                             APPROVED SIGNATURE GUARANTEE
                             MEDALLION PROGRAM), PURSUANT TO
                             S.E.C. RULE 17Ad-15.